Exhibit 32.1
CERTIFICATION PURSUANT TO 8 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Element 21 Golf Company (formerly BRL Holdings, Inc.) (the "Registrant") on Form 10-QSB for the quarter ended March 31, 2008, as filed with the Securities and Exchange Commission on the date hereof, we, Nataliya Hearn, Ph.D., President and Chief Executive Officer, and John Grippo, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge and belief:

     (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date: May 15, 2008	By: /s/ Nataliya Hearn, Ph.D.
President and Director

Date: May 15, 2008	By: /s/ John Grippo
Chief Financial Officer